UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549-1004



                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                 (Date of earliest event reported) April 1, 2003


                             INSIGNIA SYSTEMS, INC.
                             ----------------------
             (Exact name of registrant as specified in its chapter)




          Minnesota                      1-13471                 41-1656308
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              IRS Employer
      of incorporation)                File Number)          Identification No.)


6470 Sycamore Court North, Maple Grove, Minnesota                   55369
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    (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (763)392-6200
                                                           -------------


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          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press release dated April 1, 2003.



ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION BEING PROVIDED UNDER ITEM 12 AND RELEASE 33-8216 ONLY.)

On April 1, 2003, the registrant issued a press release disclosing financial information regarding the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INSIGNIA SYSTEMS, INC.
                                      ------------------------------------------
                                                    (Registrant)

Date: April 1, 2003

                                  By            /s/ Denni Jo Lester
                                      ------------------------------------------
                                      (Denni Jo Lester, Chief Financial Officer)

                                  EXHIBIT INDEX


Ex. No.                Description
-------                -----------

99.1     Press release dated April 1, 2003.